ORCHID ISLAND CAPITAL ANNOUNCES
MAY

2022 MONTHLY DIVIDEND AND APRIL 30, 2022 RMBS PORTFOLIO
CHARACTERISTICS
●
May 2022 Monthly Dividend of $0.045 Per Share of Common Stock
●
RMBS Portfolio Characteristics as of April 30, 2022
●
Next Dividend Announcement Expected June 14, 2022
Vero

Beach, Fla., May 11, 2022 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors

of the

Company (the

“Board”) declared

a monthly

cash dividend

for the

month of

May 2022.

The dividend

of
$0.045 per share

will be paid June

28, 2022, to holders

of record of the

Company’s common

stock on May 31,

2022, with an
ex-dividend date of May 27, 2022. The Company plans on announcing its next common stock dividend on June 14, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of May 11, 2022, April 30, 2022 and March 31, 2022, the Company had 177,117,186 shares of common stock outstanding.

RMBS Portfolio Characteristics
Details of the RMBS portfolio

as of April 30, 2022

are presented below.

These figures are preliminary

and subject to change.
The information contained herein is an intra-quarter update created by the Company based upon information that the Company
believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s

distributions

and

the

expected

funding

of

purchased

assets.

These

forward-looking

statements

are

based

upon
Orchid Island Capital, Inc.’s present

expectations, but these statements are not guaranteed to occur.

Investors should not place

undue reliance

upon forward-looking statements.

For further discussion of the

factors that could affect

outcomes, please refer
to the “Risk Factors” section of the Company’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Apr 2022 Feb - Apr Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value
(1)
Portfolio Price Coupon GWAC Age (Months) in May) in May) (-50 BPS)
(2)
(+50 BPS)
(2)
Pass Through RMBS
15yr 2.5 $ 422 $ 434 0.01% $ 102.82 4.00% 4.54%

48

132

0.8% 0.7% $ 7 $ (7)
15yr TBA 200,000 196,498 4.64% 98.25 3.19% 3,908 (4,166)
15yr Total 200,422 196,932 4.65% 98.26 3.19% 4.54%

48

132

0.8% 0.7% 3,915 (4,173)
30yr 3.0 3,529,349 3,354,573 79.22% 95.05 3.00% 3.47%

13

345

7.5% 6.8% 100,185 (106,588)
30yr 3.5 234,038 230,649 5.45% 98.55 3.50% 4.03%

26

326

11.6% 13.8% 6,092 (6,424)
30yr 4.0 272,605 272,381 6.43% 99.92 4.00% 1.70%

12

117

23.0% 29.4% 5,896 (6,665)
30yr Total 4,035,992 3,857,603 91.10% 95.58 3.10% 3.38%

13

328

8.1% 7.8% 112,173 (119,677)
Total Pass Through

RMBS
4,236,414 4,054,535 95.76% 95.71 3.10% 3.38%

13

328

8.1% 7.8% 116,088 (123,850)
Structured RMBS
IO 20yr 3.0 342,464 40,793 0.96% 11.91 3.00% 3.69%

70

164

15.8% 17.9% (723) 464
IO 20yr 4.0 12,492 1,525 0.04% 12.20 4.00% 4.57%

124

109

17.1% 15.9% (1) (1)
IO 30yr 3.0 42,836 7,036 0.17% 16.43 3.00% 3.69%

34

319

14.6% 17.3% (286) 220
IO 30yr 3.5 517,016 99,925 2.36% 19.33 3.50% 4.01%

53

298

12.9% 15.3% (2,914) 2,133
IO 30yr 4.0 154,709 27,986 0.66% 18.09 4.00% 4.56%

72

279

19.9% 24.6% (1,165) 1,026
IO 30yr 4.5 4,350 774 0.02% 17.80 4.50% 4.99%

142

205

20.3% 20.3% (23) 19
IO 30yr 5.0 2,407 432 0.01% 17.96 5.00% 5.36%

142

204

15.1% 20.5% (15) 12
IO Total 1,076,274 178,471 4.21% 16.58 3.41% 3.99%

62

251

15.0% 17.6% (5,127) 3,873
IIO 30yr 4.0 36,690 1,261 0.03% 3.44 3.53% 4.41%

56

296

21.5% 29.9% 205 (214)
Total Structured

RMBS
1,112,964 179,732 4.24% 16.15 3.41% 4.00%

61

252

15.2% 18.0% (4,922) 3,659
Total Mortgage Assets $ 5,349,378 $ 4,234,267 100.00% 3.17% 3.51%

24

312

9.7% 10.1% $ 111,166 $ (120,191)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(2)
(+50 BPS)
(2)
5-Year Treasury

Future
(3)
$ (1,194,000) Jun-2022 $ (31,130) $ 31,251
10-Year Treasury

Ultra
(4)
(270,000) Jun-2022 (21,135) 17,781
TBA (250,000) Jun-2022 (7,735) 8,208
Swaps (1,400,000) Jul-2028 (38,102) 36,748
Swaptions (777,800) Mar-2023 (22,697) 22,884

Hedge Total $ (3,891,800) $ (120,799) $ 116,872
Rate Shock Grand Total $ (9,633) $ (3,319)
(1)
Amounts in

the tables
above include

assets with a

fair value of

approximately $174.5

million purchased in

April 2022, which

settle in May

2022, and exclude

assets
with a fair value of approximately $352.6 million sold in April 2022, which settle in May 2022.
(2)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(3)
Five-year Treasury futures contracts were valued

at prices of $112.67 at April 30, 2022.

The market value of the short position was $1,345.3 million.
(4)
Ten-year Treasury

Ultra futures contracts were valued at prices of $129.00 at April 30, 2022.

The market value of the short position was $348.3 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands)
(1)
($ in thousands)
(1)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of April 30, 2022 As of April 30, 2022
Fannie Mae $ 2,847,347 70.5% Non-Whole Pool Assets $ 245,138 6.1%
Freddie Mac 1,190,423 29.5% Whole Pool Assets 3,792,632 93.9%
Total Mortgage Assets $ 4,037,770 100.0% Total Mortgage Assets $ 4,037,770 100.0%
(1)

Amounts in the tables above include assets with a fair value of approximately

$174.5 million purchased in April 2022, which settle in May 2022, and exclude assets
with a fair value of approximately $352.6 million sold in April 2022, which settle in May 2022.

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of April 30, 2022 Borrowings
(1)
Debt Rate in Days Maturity
J.P.

Morgan Securities LLC
$ 372,217 9.0% 0.70% 43 7/25/2022
ABN AMRO Bank N.V. 335,617 8.2% 0.84% 67 7/14/2022
Mitsubishi UFJ Securities (USA), Inc 317,646 7.7% 0.84% 41 7/28/2022
Merrill Lynch, Pierce, Fenner & Smith Inc. 309,881 7.5% 0.84% 56 7/13/2022
Cantor Fitzgerald & Co 304,373 7.4% 0.61% 32 6/17/2022
ED&F Man Capital Markets Inc 262,263 6.4% 0.69% 41 7/25/2022
Mirae Asset Securities (USA) Inc. 258,676 6.3% 0.41% 38 9/14/2022
RBC Capital Markets, LLC 233,102 5.7% 0.86% 65 7/14/2022
ING Financial Markets LLC 221,203 5.4% 0.40% 5 5/5/2022
Goldman, Sachs & Co. 199,411 4.9% 0.77% 24 5/25/2022
ASL Capital Markets Inc. 188,140 4.6% 0.64% 24 6/21/2022
Santander Bank, N.A. 179,576 4.4% 0.82% 51 7/25/2022
Citigroup Global Markets Inc 177,318 4.3% 0.70% 30 6/24/2022
Daiwa Capital Markets America Inc. 151,289 3.7% 0.73% 47 6/16/2022
Nomura Securities International, Inc. 133,438 3.2% 0.61% 18 5/18/2022
Wells Fargo Bank, N.A. 125,542 3.1% 0.81% 62 7/21/2022
BMO Capital Markets Corp. 119,125 2.9% 0.64% 18 5/20/2022
Austin Atlantic Asset Management Co. 84,200 2.0% 0.39% 4 5/4/2022
South Street Securities, LLC 61,524 1.5% 0.60% 18 5/18/2022
Lucid Cash Fund USG, LLC 44,673 1.1% 0.63% 12 5/12/2022
StoneX Financial Inc. 24,410 0.6% 0.61% 19 5/19/2022
Mizuho Securities USA, Inc 4,235 0.1% 1.00% 12 5/12/2022
Total Borrowings $ 4,107,859 100.0% 0.70% 39 9/14/2022
(1) In April 2022, the Company purchased assets with a fair value of approximately $174.5 million, which settle in May 2022 that are expected to be funded

substantially by repurchase agreements

not included in the table above.

In April 2022, the
Company

sold

assets

with

a

fair

value

of

approximately

$352.6

million,

which

settle

in

May

2022

that

collateralize
approximately $348.6 million of repurchase agreements included in the table above.
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400